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                                    EXHIBIT 1

JOINT  FILING   AGREEMENT  AMONG  IRIDIAN  ASSET   MANAGEMENT  LLC,  LC  CAPITAL
MANAGEMENT, LLC, CL INVESTORS, INC., COLE PARTNERS LLC, IRIDIAN PRIVATE BUSINESS VALUE EQUITY FUND, L.P., DAVID L. COHEN AND HAROLD J. LEVY

     AGREEMENT between Iridian Asset Management LLC ("Iridian"), LC Capital Management, LLC ("LC Capital"), CL Investors, Inc. ("CL Investors"), COLE
Partners LLC ("COLE"), Iridian Private Business Value Equity Fund, L.P. ("Iridian Private Business"), David L. Cohen ("Cohen") and Harold J. Levy ("Levy").

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934 (the "Act"), only one statement containing the information required by
Schedule 13G and any amendments thereto need be filed whenever two or more persons are required to file such a statement or any amendments thereto with respect to the same securities, provided that said persons agree in writing that such statement or any amendment thereto is filed on behalf of them.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

     Iridian, LC Capital, CL Investors, COLE, Iridian Private Business, Cohen and Levy, do hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a Schedule 13G and any amendments thereto, relating to their ownership of the common stock of Bausch & Lomb Incorporated and do hereby further agree that said Schedule 13G shall be filed on behalf of each of them.

Date: February 7, 2001

                              IRIDIAN ASSET MANAGEMENT LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              LC CAPITAL MANAGEMENT, LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              CL INVESTORS, INC.

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, President

                              COLE PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              IRIDIAN PRIVATE BUSINESS VALUE EQUITY FUND, L.P.
                         By:  COLE PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              /s/ David L. Cohen
                              ----------------------------------
                              David L. Cohen, individually

                              /s/ Harold J. Levy
                              ----------------------------------
                              Harold J. Levy, individually